Exhibit 99.1

© 2023 Digital Turbine, Inc. | 1 Company Overview June 2023

© 2023 Digital Turbine, Inc. | 2 Agenda 01 Company & Platform Overview 02 Real - Time Update 03 Financial Summary 04 Q & A

Confidential. © 2023 Digital Turbine, Inc. | 3 Safe Harbor Statement This presentation includes "forward - looking statements" within the meaning of the U . S . federal securities laws . Statements in this presentation that are not statements of historical fact and that concern future results from operations, financial position, economic conditions, product releases and any other statement that may be construed as a prediction of future performance or events, including financial projections and growth in various products, are forward - looking statements that speak only as of the date made and which involve known and unknown risks, uncertainties and other factors which may, should one or more of these risks, uncertainties or other factors materialize, cause actual results to differ materially from those expressed or implied by such statements . These factors and risks include : Risks Specific to our Business : we have a history of net losses ; we have a limited operating history for our current portfolio of assets ; the failure to successfully integrate our recent acquisitions may adversely affect our future results ; growth may place significant demands on our management and our infrastructure ; our operations are global in scope, and we face added business, political, regulatory, legal, operational, financial and economic risks as a result of our international operations ; our financial results could vary significantly from quarter - to - quarter and are difficult to predict ; a significant portion of our revenue is derived from a limited number of wireless carriers and customers ; the risk of impairment of our goodwill ; the effects of the current and any future general downturns in the U . S . and the global economy, including financial market disruptions ; our products, services and systems rely on software that is highly technical, and if it contains errors or viruses, our business could be adversely affected ; our business may involve the use, transmission and storage of confidential information and personally identifiable information, and the failure to properly safeguard such information could result in significant reputational harm and monetary damages ; system security risks and cyber - attacks could disrupt our internal operations or information technology services provided to customers ; our business and growth may suffer if we are unable to hire and retain key talent ; if we are unable to maintain our corporate culture, our business could be harmed ; if we make future acquisitions, this could require significant management attention and disrupt our business ; if we fail to implement or are delayed in the implementation of our new ERP system platform, we may not be able to effectively transact our business or produce our financial statements on a timely basis ; adverse effects of negative developments affecting the financial services industry, including events or concerns involving liquidity, defaults, or non - performance by financial institutions . Risks Related to the Mobile Advertising Industry : the mobile advertising business is an intensely competitive industry, and we may not be able to compete successfully ; the markets for our products and services are rapidly evolving and may decline or experience limited growth ; our business is dependent on the continued growth in usage of smartphones and other mobile connected devices ; wireless technologies are changing rapidly, and we may not be successful in working with these new technologies ; the complexity of and incompatibilities among mobile devices may require us to use additional resources for the development of our products and services ; if wireless subscribers do not continue to use their mobile devices to access mobile content and other applications, our business growth and future revenue may be adversely affected ; a shift of technology platform by wireless carriers and mobile device manufacturers could lengthen the development period for our offerings, increase our costs, and cause our offerings to be published later than anticipated ; actual or perceived security vulnerabilities in devices or wireless networks could adversely affect our revenue; we may be subject to legal liability associated with providing mobile and online services; risks of public health issues, such as a major epidemic or pandemic; risk related to geopolitical conditions and the global economy, including financial markets, and inflation; risk related to the geopolitical relationship between the U.S. and China or changes in China’s economic and regulatory landscape. Industry Regulatory Risks : we are subject to rapidly changing and increasingly stringent laws, regulations and contractual requirements related to privacy, data security, and protection of children; we are subject to anti - corruption, import/export, government sanction, and similar laws, especially related to our international operations; government regulation of our marketing methods could restrict or prevent our ability to adequately advertise and promote our content, products and services available in certain jurisdictions; regulatory requirements pertaining to the marketing, advertising, and promotion of our products and services; governmental regulation of our marketing methods. Risks Related to Our Intellectual Property and Potential Liability: third parties may obtain and improperly use our intellectual property; and if so, our competitive position may be adversely affected, particularly if we do not, or are unabl e to, adequately protect our intellectual property rights; third parties may sue us for intellectual property infringement, which may prevent or limit our use of the intellectual property and disrupt our business and could require us to pay significant damage awards; our platform contains open source software; litigation may harm our business; indemnity provisions in various agreements potentially expose us to substantial liability for intellectual property infringement, damages caused by malicious software, and other losses. Risks Relating to Our Common Stock and Capital Structure : we have secured and unsecured indebtedness, which could limit our financial flexibility; to service our debt and fund our other obligations and capital requirements, we will require a significant amount of cash, and our ability to generate cash will depend on many factors beyond our control; the market price of our common stock is likely to be highly volatile and subject to wide fluctuations, and you may be unable to resell your shares at or above the current price or the price at which you purchased your shares; risk of not being able to raise capital to grow our business; risk to trading volume of lack of securities or industry analysts research coverage; we have identified a material weakness in our internal control over financial reporting and disclosure controls and procedures which could, if not remediated, result in additional material misstatements in our financial statements; maintaining and improvising financial controls and being a public company may strain resources; anti - takeover provisions in our charter documents could make an acquisition of our company more difficult; our bylaws designate Delaware as the exclusive forum for certain disputes. Other risks described in the risk factors in Item 1A of our latest Annual Report on Form 10 - K under the heading “Risk Factors” and subsequent Quarterly Reports on Form 10 - Q filed with the Securities and Exchange Commission. You should not place undue reliance on these forward - looking statements. The Company does not undertake to update forward - looking statements, whether as a result of new information, future events or otherwise, except as required by law.

© 2023 Digital Turbine, Inc. | 4 Company & Platform Overview

Confidential. © 2023 Digital Turbine, Inc. | 5 A Multi - Hundred Billion Dollar Opportunity Has Been Created As Mobile Devices Have Become The Most Used Device ● Unique combination of massive scale and growth ● Resilient throughout macroeconomic challenges ● Regulatory tailwinds unlock new growth opportunities 228 227 341 412 445 478

© 2023 Digital Turbine, Inc. | 6 App Advertisers App Publishers Brand Advertisers want to get on device want revenue once on device want to get seen in apps on device This Mobile Ecosystem is Seen as Having 4 Key Stakeholders Ad Dollars and Tech Investment Have Followed Eyeballs to Create a Multi - Hundred Billion Dollar Opportunity SUPPLY Tech In Apps put ad - tech into apps to connect the ecosystem Tech “Enablers”

© 2023 Digital Turbine, Inc. | 7 App Advertisers App Publishers Brand Advertisers Telecom Partners SUPPLY ‘s Combination of On - Device and In - App Tech Transforms The Mobile Ecosystem Opportunity ● Value - added user engagement ● New revenues from media dollars ● Direct - to - Device UA ● Single - Tap Programmatic ● Store - like Hubs ● Award - winning creatives ● Industry - leading attention ● UA & monetization growth engine ● Premium brand ads with superior UX Tech In Apps Tech On - Device

© 2023 Digital Turbine, Inc. | 8 App Advertisers App Publishers Brand Advertisers Telecom Partners Driving Results at Scale Within A Massive Market Opportunity +800M Devices 40+ Partnerships +750 advertiser relationships +5B Apps installs +70% of top mobile apps/publishers 45K+ Publisher Partnerships +40 Creative awards won in 2022 +100s Top Global Brands Tech In Apps Tech On - Device

© 2023 Digital Turbine, Inc. | 9 App Advertisers App Publishers Brand Advertisers Telecom Partners Delivering Differentiated Value Through Innovative Solutions and Cross - Stakeholder Synergies Massive scale, diverse audiences Premium ads, Superior performance and UX Large budgets from chart - topping apps Vast on - device and in - app distribution Premium ads for diverse, global audiences Engaged, attentive users & unique delivery Elevated device UX, increased LTV Direct - to - device access at scale Value contributed Value gained Legend Tech In Apps Tech On - Device

© 2023 Digital Turbine, Inc. | 10 Confidential. © 2022 Digital Turbine, Inc. | 10 Owning End - to - End In - App Ad Tech Means More Profits For Our Publisher Partners OUR APP PUBLISHERS DIGITAL TURBINE ADVERTISER DSP Fee 3rd Party DSP Fee SSP/Exchange Fee Advertiser Pays DT Remaining Proceeds To Publisher Without loss of fees to other technology enablers DT Pays Publisher More $ profits from not having to pay fees to third parties make more revenue 1

© 2023 Digital Turbine, Inc. | 11 Enterprise - grade On - Device tech Actively and independently growing TAM via innovation and complimentary M&A Massive scale Exclusive, long - term Telecom Deals Efficient, scalable operating model Full in - app ad tech stack Unique, differentiated experiences Ecosystem enabler Well - positioned to benefit from regulatory developments DT is a Platform Platforms are Extensible Consistently profitable Access, Control, Scale & Extensibility Drive Operating Leverage By Sitting At The Heart Of Global Smartphones, Has Unique Upside Tech In Apps Tech On - Device

© 2023 Digital Turbine, Inc. | 12 The App Economy Market Tailwinds is Uniquely Positioned to Lead the Evolution of the App Economy Market Tides Are Changing, Creating an Opportunity for Disruption Scale & Experience ● 800M+ devices ● A decade of alt. app distribution Innovation & Growth Solutions ● SingleTap ● In - app UA and monetization Complete Solution ● Payments ● App porting The Path Towards Disruption Large Developers pushing back Regulatory Intervention

© 2023 Digital Turbine, Inc. | 13 Our Platform and Unique Market Position Unlock New Opportunities Advertiser Demand New Products More Devices Platform Network Effects

© 2023 Digital Turbine, Inc. | 14 Real - Time Update

Confidential. © 2023 Digital Turbine, Inc. | 15 Core Business Growth Despite Macro Headwinds in FY23 Impact of Exit from Non - Strategic Businesses 1 Overshadowed Core Business Growth in FY23 1 Non - Strategic Businesses comprised of select Prepaid Content Media and AdColony legacy reseller businesses that were exited duri ng FY23. Headwinds: ● Comps of non - core businesses ● Macro environment (devices) Tailwinds: ● US Revenue Per Device growth ● DSP SingleTap growth ● AdTech execution

© 2023 Digital Turbine, Inc. | 16 Key Growth Drivers Advertiser Demand New Products More Devices Platform Network Effects ● SingleTap Licensing Ramping ● DT Hub Expansion ● AdTech product enhancements ● New/Expanded supply partners ● New device types ● Performance Expansion ● Brand Expansion ● Strategic demand partnerships

© 2023 Digital Turbine, Inc. | 17 Financial Summary

Confidential. © 2023 Digital Turbine, Inc. | 18 Rapid & Profitable Growth Non - GAAP adjusted EBITDA 1 CAGR of 207% from FY19 through FY23 Non - GAAP adjusted EBITDA 1 Margin Expansion from <10% in FY19 to 25% in FY23 Revenue GAAP Net Income Non - GAAP adjusted EBITDA 1 1 See Financial Appendix attached hereto for the definition of Non - GAAP adjusted EBITDA and reconciliation to comparable GAAP meas ures.

© 2023 Digital Turbine, Inc. | 19 Wrap Up

© 2023 Digital Turbine, Inc. | 20 The Digital Turbine Summary Investment Thesis “We have the software solutions that the market wants in today’s mobile advertising ecosystem, the business model to realize value for shareholders, and the leadership team to deliver results” End - to - end platform uniquely positioned to capitalize on newly emerging market opportunities ● Entrenched, trusted partnerships with global telecom operators ● Embedded, differentiated software on devices with increasingly diverse functionality ● Products designed to help partners and publishers improve monetization while forging more favorable end - user experiences ● Conducive regulatory environment for alternative means of app distribution and usage Highly scalable platform business model with proven operating leverage and cash flow generation ● Increasingly diverse revenue mix rapidly shifting to higher - margin revenue streams Experienced management team and board with proven track records across the technology & telecom landscape

© 2023 Digital Turbine, Inc. | 21 Financial Appendix Non - GAAP adjusted EBITDA Measure Non - GAAP adjusted EBITDA is calculated as GAAP Net Income/(Loss) excluding the following cash and non - cash expenses: stock - based compensation expense, depreciation and amortization, net interest income/(expense), change in fair value of contingent liability, foreign exchange transaction gains/(losses), income tax provision, transaction - related expenses, severance costs, and adjustment to acquisition - related liabilities. Readers are cautioned that non - GAAP adjusted EBITDA should not be construed as an alternative to net income determined in accordance with GAAP as an indicator of performance, which is the most comparable measure under GAAP. Non - GAAP measures are provided to enhance investors' overall understanding of the Company's current financial performance, prospects for the future and as a means to evaluate period - to - period comparisons. The Company believes that these non - GAAP measures provide meaningful supplemental information regarding financial performance by excluding certain expenses and benefits that may not be indicative of recurring core business operating results. The Company believes the non - GAAP measures that exclude such items when viewed in conjunction with GAAP results and the accompanying reconciliations enhance the comparability of results against prior periods and allow for greater transparency of financial results. The Company believes non - GAAP measures facilitate management's internal comparison of its financial performance to that of prior periods as well as trend analysis for budgeting and planning purposes. The presentation of non - GAAP measures is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

© 2023 Digital Turbine, Inc. | 22 GAAP NET INCOME TO NON - GAAP ADJUSTED EBITDA (in millions) (Unaudited)